UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)                  April 28, 2009

                                 EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                           11-2125338
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)



     301 Merritt Seven, Norwalk, CT                    06851-1092
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(Address of Principal Executive Offices)               (Zip Code)

                                (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                     N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act  (17  CFR  240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On April 28, 2009, EMCOR Group, Inc. issued a press release disclosing results of operations for its fiscal 2009 first quarter ended March 31, 2009. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item. 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number   Description
--------------   ---------------------------------------------------------------
99.1             Press Release issued by EMCOR Group, Inc. on April 28, 2009 disclosing results of operations for its fiscal 2009 first quarter ended March 31, 2009.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EMCOR Group, Inc.


Dated:  April 28, 2009                         By:    /s/ Frank T. MacInnis
                                                  ---------------------------
                                                       Frank T. MacInnis
                                                    Chairman of the Board of
                                                      Directors and Chief
                                                       Executive Officer

                                                                    Exhibit 99.1

                              FOR:     EMCOR GROUP, INC.

                              CONTACT: R. Kevin Matz
                                       Executive Vice President
                                       Shared Services
                                       (203) 849-7938

                                       FD
                                       Investors: Eric Boyriven - (212) 850-5600
                                       Linden Alschuler & Kaplan, Inc.
                                       Media: Suzanne Dawson / Cecile Fradkin
                                       (212) 575-4545

           EMCOR GROUP, INC. REPORTS RECORD FIRST QUARTER 2009 RESULTS
       - First Quarter Operating Income Increases 29.5% to $64.3 Million -
             - First Quarter Diluted EPS Increases 25.0% to $0.55 -

NORWALK, CONNECTICUT, April 28, 2009 - EMCOR Group, Inc. (NYSE: EME) today reported record results for the first quarter ended March 31, 2009.

For the 2009 first quarter, the Company reported net income (1) of $36.8 million, or $0.55 per diluted share, an increase of 25.4% over net income (1) of $29.3 million, or $0.44 per diluted share, in the first quarter of 2008. In the 2009 first quarter, revenues were $1.39 billion compared to $1.66 billion in the first quarter of 2008.

Operating income in the 2009 first quarter was $64.3 million, an increase of 29.5% from operating income of $49.7 million in the same quarter a year ago. As a percentage of revenues, operating income in the quarter rose to 4.6% from 3.0% in the 2008 first quarter. Selling, general and administrative (SG&A) expenses decreased $12.4 million to $127.8 million, or 9.2% of revenues, in the first quarter of 2009, compared to $140.2 million, or 8.4% of revenues, in the comparable prior year period. The Company's effective income tax rate for the 2009 first quarter, before discrete items, was 39.1%, compared with 39.8% in the first quarter of 2008.

Contract backlog as of March 31, 2009 was $3.67 billion, compared to contract backlog of $4.39 billion as of March 31, 2008 and $4.00 billion at December 31, 2008. The decline in backlog was principally attributable to reduced contract awards in the hospitality / gaming sectors, particularly in Las Vegas, and in the commercial sector partially offset by growth in the transportation, industrial, institutional and water and wastewater sectors.

Frank T. MacInnis, Chairman and CEO of EMCOR Group, stated, "Our results this quarter represent a continuation of the momentum we gained in 2008. Although revenue declined from the first quarter of 2008, we are very pleased with our performance, which reflects the benefits of the actions we have taken in past years to better position our business for market cycles and our ability to quickly and efficiently manage costs in response to market conditions. Results for the period also reflect improved performance by our international operations despite the unfavorable impact of foreign exchange rates. Across the Company, we continue to proactively manage expenses, while positioning EMCOR to take advantage of the eventual rebound in the economy."

EMCOR Reports First Quarter Results                                       Page 2

Mr. MacInnis continued, "As our performance in recent quarters has shown, EMCOR's long-term market strategy has been successful. We are a larger, more balanced and profitable company than ever before. As a result of the diversification of our business and end-markets, we have lessened the seasonality of our business this quarter, historically our weakest period of the year. We continue to be supported by a strong balance sheet, which benefits us in a market where financial strength and liquidity are key competitive differentiators."

Mr. MacInnis concluded, "While we are not immune to the pressures being felt industry-wide as a result of the current economic crisis, we believe EMCOR is better positioned to weather the current cycle than at any other time in its history. However, although our results in the first quarter were very strong, visibility going forward remains limited. We continue to see a great deal of uncertainty related to the credit markets that may continue to impact private sector capital spending. At the same time, we believe our experience, market presence and financial strength places us in a leading position to benefit from projects stemming from the federal economic stimulus program, although we have not yet seen a significant amount of actual spending related to this program. In this uncertain environment, we are reassured by the fact that much of our business, particularly in our Facilities Services segment, is derived from the required maintenance of existing facilities."

The Company noted that, based on current market conditions and the scope of its contract backlog, it continues to expect to generate in 2009 revenues of $6.0 billion to $6.3 billion and 2009 full year diluted "base line" EPS of $1.80. While a material deterioration in market conditions from current levels could cause the Company's performance to decline, early benefits from the economic stimulus plan, accretive acquisitions, and/or improved credit markets could provide opportunities to exceed these estimates.

EMCOR Group, Inc. is a Fortune 500(R) worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Company's Web site at www.emcorgroup.com.

EMCOR Group's first quarter conference call will be available live via internet broadcast today, Tuesday, April 28, at 10:30 AM Eastern Daylight Time. You can access the live call through the Home Page of the Company's Web site at www.emcorgroup.com.


(1)  EMCOR  adopted  SFAS No. 160,  "Noncontrolling  Interests  in  Consolidated
     Financial Statements," effective January 1, 2009, which, among other things, changed the presentation format and certain captions of our Condensed Consolidated Statements of Operations and Condensed Consolidated Balance Sheets. EMCOR uses the captions recommended by this standard in its condensed consolidated financial statements such as "net income attributable to EMCOR Group, Inc." and "basic and diluted earnings per common share attributable to EMCOR Group, Inc. common stockholders." However, in the preceding release EMCOR has shortened this language to "net income" and "earnings per share".

EMCOR Reports First Quarter Results                                       Page 3

     This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management and its perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, backlog mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2008 Form 10-K, its Form 10-Q for the first quarter ended March 31, 2009, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.


                          - FINANCIAL TABLES FOLLOW -

                                EMCOR GROUP, INC.
                              FINANCIAL HIGHLIGHTS
             (In thousands, except share and per share information)
                                   (Unaudited)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                      For the Three Months Ended
                                                               March 31,

                                                          2009           2008
                                                          ----           ----
Revenues                                              $ 1,394,636    $ 1,661,403
Cost of sales                                           1,201,477      1,471,478
                                                      -----------    -----------
Gross profit                                              193,159        189,925

Selling, general and
   administrative expenses                                127,795        140,242
Restructuring expenses                                      1,060             14
                                                      -----------    -----------
Operating income                                           64,304         49,669

Interest expense, net                                        (251)          (854)
                                                      -----------    -----------
Income before income taxes                                 64,053         48,815
Income tax provision                                       26,682         19,411
                                                      -----------    -----------
Net income including noncontrolling
   interests                                               37,371         29,404
Less: Net income attributable to
   noncontrolling interests                                  (603)           (76)
                                                      -----------    -----------
Net income attributable to
   EMCOR Group, Inc. (1)                              $    36,768    $    29,328
                                                      ===========    ===========
Basic earnings per common share:
Net income attributable to EMCOR Group, Inc.
   common stockholders                                $      0.56    $      0.45
                                                      ===========    ===========
Diluted earnings per common share:
Net income attributable to EMCOR Group, Inc.
   common stockholders                                $      0.55    $      0.44
                                                      ===========    ===========

Weighted average shares of common
   stock outstanding:
     Basic                                             65,860,938     65,263,709
     Diluted                                           67,022,957     66,971,259

                               EMCOR GROUP, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                             March 31,      December 31,
                                                               2009             2008
                                                            (Unaudited)
                                                            -----------     ------------
ASSETS
Current assets:
  Cash and cash equivalents                                 $  395,076       $  405,869
  Accounts receivable, net                                   1,281,517        1,390,973
  Costs and estimated earnings in excess of billings
     on uncompleted contracts                                   90,156          105,441
  Inventories                                                   51,043           54,601
  Prepaid expenses and other                                    56,158           53,856
                                                            ----------       ----------
     Total current assets                                    1,873,950        2,010,740

Investments, notes and other long-term receivables              14,050           14,958
Property, plant & equipment, net                                97,267           96,716
Goodwill                                                       584,125          582,714
Identifiable intangible assets, net                            291,714          292,128
Other assets                                                    11,203           11,148
                                                            ----------       ----------
Total assets                                                $2,872,309       $3,008,404
                                                            ==========       ==========

LIABILITIES AND EQUITY
Current liabilities:
  Borrowings under working capital credit line              $       --       $       --
  Current maturities of long-term debt and capital
     lease obligations                                           3,685            3,886
  Accounts payable                                             391,606          500,881
  Billings in excess of costs and estimated earnings
     on uncompleted contracts                                  600,238          601,834
  Accrued payroll and benefits                                 171,035          221,564
  Other accrued expenses and liabilities                       181,785          184,990
                                                            ----------       ----------
     Total current liabilities                               1,348,349        1,513,155

Long-term debt and capital lease obligations                   195,369          196,218
Other long-term obligations                                    240,242          248,262
                                                            ----------       ----------
     Total liabilities                                       1,783,960        1,957,635
                                                            ----------       ----------
Equity:
  Total EMCOR Group, Inc. stockholders' equity               1,080,322        1,043,345
  Noncontrolling interests                                       8,027            7,424
                                                            ----------       ----------
     Total equity                                            1,088,349        1,050,769
                                                            ----------       ----------
Total liabilities and equity                                $2,872,309       $3,008,404
                                                            ==========       ==========


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